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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06590

Invesco Value Municipal Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 2/28/15

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2015

Invesco Value Municipal Income Trust

NYSE: IIM

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Supplemental Information
7 Dividend Reinvestment Plan
8 Schedule of Investments
21 Financial Statements
24 Notes to Financial Statements
30 Financial Highlights
31 Auditor's Report
32 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2                         Invesco Value Municipal Income Trust

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■   Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Value Municipal Income Trust

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco Value Municipal Income Trust (the Trust) for the fiscal year ended February 28, 2015. The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. The main driver of returns on an NAV basis for the fiscal year was the Trust’s exposure to the long end of the yield curve.

Performance

Total returns, 2/28/14 to 2/28/15

Trust at NAV	13.14%
Trust at Market Value	18.37
S&P Municipal Bond Index▼ (Broad Market Index)	6.47
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	7.92
Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index■ (Peer Group Index)	13.50

Market Price Discount to NAV as of 2/28/15	–3.20

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide investors with current income exempt from federal income tax.

    We seek to achieve the Trust’s investment objective by investing, primarily in municipal securities that are rated investment-grade at the time of investment. Municipal securities include municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust may also invest up to 20% of its net assets in municipal securities rated below investment grade or that are unrated but determined to be of comparable quality at the time of purchase. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

    We employ a bottom-up, research-driven approach to identify securities that have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	78.2%
General Obligation Bonds	15.0
Pre-Refunded Bonds	6.5
Other	0.3

Total Net Assets	$779.3 million
Applicable to Common Shares

Total Number of Holdings	370

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

Top Five Debt Holdings

1. Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A	2.4%
2. Nevada (State of); Series 2008 C	1.9
3. Illinois (State of) Toll Highway Authority; Series 2013 A	1.8
4. California Infrastructure & Economic Development Bank; Series 2003 A	1.7
5. Metropolitan Transportation Authority; Series 2012 A	1.5

analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

    Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust

Over the reporting period, the ongoing US Treasury rally helped municipal bond prices recover from their 2013 lows. In addition, technical factors, including falling long-term interest rates, consistent demand from traditional and crossover buyers, and limited new issuance contributed to strong performance by the municipal market in 2014. Following record outflows from municipal bond funds in 2013, demand turned positive beginning in January 2014. Net inflows into open-end municipal bond funds totaled nearly $31 billion in 2014.1 Municipal issuance totaled $334 billion in 2014, essentially flat from 2013.2 The bulk of the issuance was refunding activity, which increased 13% due to falling interest rates.2 Meanwhile, new issuance declined 11% to $144 billion, making 2014 the lightest new money year since 1997.2

    For the fiscal year ended February 28, 2015, municipal bonds, represented by the S&P Municipal Bond Index, returned 6.47%. Municipal bonds benefited from declining interest rates in 2014, as municipal yields declined by approximately 70 basis points (bps) and 130 bps in the 10-year and 30-year maturities, respectively.3 (A basis point is a unit that is equal to one one-hundredth of a percent.) The main drivers of lower interest rates during the reporting period were subdued inflation, geopolitical tension that contributed to a flight to higher-quality securities and a sharp decline in the price of oil during the second half of the fiscal year.

    Despite an improving US economy, which helped strengthen state and local government balance sheets, public officials remained reluctant to ramp-up major capital spending programs due to lingering memories of the Great Recession of 2007-2009; this was despite pent-up demand for infrastructure investment.

4                Invesco Value Municipal Income Trust

    During the fiscal year, the largest driver of Trust performance relative to its style-specific index, the S&P Municipal Bond 5+ Year Investment Grade Index, was security selection in longer-maturity, higher-quality municipal bonds. Low inflation and expectations that the Fed will raise short-term interest rates in 2015, which we believe could likely flatten the yield curve, created strong demand in the long end of the yield curve.

    Security selection and an overweight allocation in higher-coupon bonds (6.50%+) also contributed to relative performance. Security selection in local general obligation and the dedicated tax sectors were the primary contributors to relative performance. Holdings in the prerefunded/escrowed-to-maturity sector slightly detracted from relative performance. On a state level, holdings in California and New York were contributors to relative performance.

    One important factor affecting the Trust’s performance relative to its style-specific benchmark was its use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.

    Over the reporting period, leverage contributed to the Trust’s relative performance. The Trust achieved a leveraged position through the use of inverse floating rate securities and variable rate muni term preferred (VMTP) shares. Inverse floating rate securities or tender option bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient way to manage duration, yield curve exposure and credit exposure, potentially enhancing yield. At the close of the reporting period, leverage accounted for 34% of the Trust’s total assets and it contributed to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. The Trust is exploring alternative TOB structures, however, the Trust’s ability to utilize TOBs for leverage purposes may be adversely affected.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Trust’s investments and/or the market price of the Trust’s common shares.

    Thank you for investing in Invesco Value Municipal Income Trust and for sharing our long-term investment horizon.

1	Source: Morningstar
2	Source: The Bond Buyer
3	Source: US Treasury

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Bill Black Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in
2010. Mr. Black was associated with the Trust’s previous investment adviser or its advisory affiliates in an investment management capacity from 1998 to 2010 and began managing the Trust on March 6, 2015, after the close of the fiscal year. He earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Thomas Byron Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010. Mr. Byron was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Trust in 2009. He earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Mark Paris Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010. Mr. Paris was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2002 to 2010 and began managing the Trust on March 6, 2015, after the close of the fiscal year. He earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010. Mr. Phillips was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1991 to 2010 and began managing the Trust on March 6, 2015, after the close of the fiscal year. He earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

continued on page 6

5                Invesco Value Municipal Income Trust

continued from page 5

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined
Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2009. He earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Value Municipal Income Trust.He joined Invesco in 2010.
Mr. Williams was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Trust on March 6, 2015, after the close of the fiscal year. He earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco Value Municipal Income Trust and Head of Investment Grade Municipals for Invesco.
He joined Invesco in 2010. Mr. Wimmel was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2009. He earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

Supplemental Information

Invesco Value Municipal Income Trust’s investment objective is to provide current income which is exempt from federal income tax.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■

The S&P Municipal Bond 5+ Year Investment Grade Index is composed of market value-weighted investment grade US municipal bonds that seek to measure the performance of US municipals with maturities equal to or greater than five years.

■

The Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index is an unmanaged index considered representative of general and insured municipal debt funds tracked by Lipper. These funds either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.

■

The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                Invesco Value Municipal Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all share-holders listed on the account sign these writ-ten instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price.Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

7                Invesco Value Municipal Income Trust

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–151.53%(a)
Alabama–2.39%
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(b)	5.00%	09/01/39	$1,095	$1,243,975
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(b)	5.00%	09/01/44	1,095	1,238,259
Birmingham (City of) Airport Authority; Series 2010, RB (INS–AGM)(b)	5.25%	07/01/30	3,600	4,130,172
Birmingham (City of) Water Works Board; Series 2011, Water RB (INS–AGM)(b)(c)	5.00%	01/01/36	8,575	9,763,152
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative); Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(b)	5.00%	08/01/37	2,000	2,245,580
				18,621,138

Alaska–0.75%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB(c)	5.50%	10/01/41	3,825	4,432,831
Alaska (State of) Industrial Development & Export Authority (Snettisham Hydroelectric); Series 1998, Power RB (INS–AMBAC)(b)(d)	5.00%	01/01/27	1,400	1,401,652
				5,834,483

Arizona–3.95%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-2, RB (INS–AGM)(b)	5.00%	03/01/41	2,065	2,290,622
Arizona (State of) Health Facilities Authority (Phoenix Children’s Hospital); Series 2012, Ref. Hospital System RB	5.00%	02/01/42	1,950	2,110,426
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital);
Series 2014, Ref. RB	5.00%	12/01/39	1,400	1,579,088
Series 2014, Ref. RB	5.00%	12/01/42	1,905	2,138,610
Arizona (State of);
Series 2008 A, COP (INS–AGM)(b)	5.00%	09/01/26	1,995	2,198,031
Series 2008 A, COP (INS–AGM)(b)	5.00%	09/01/27	1,605	1,768,341
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	1,000	1,110,660
Series 2010, RB	5.13%	05/15/40	1,000	1,122,240
Mesa (City of); Series 2013, Excise Tax RB(c)	5.00%	07/01/32	7,600	8,568,240
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	6.50%	07/01/34	435	493,986
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/42	2,665	2,899,627
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	6.00%	07/01/33	1,000	1,023,920
Yuma (City of) Industrial Development Authority (Regional Medical Center);
Series 2014 A, Hospital RB	5.00%	08/01/32	1,050	1,187,687
Series 2014 A, Hospital RB	5.25%	08/01/32	2,000	2,307,600
				30,799,078

California–21.29%
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(b)	5.00%	12/01/24	3,145	3,495,825
Alhambra Unified School District (Election of 2004);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(f)	0.00%	08/01/35	3,010	1,299,357
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(f)	0.00%	08/01/36	2,675	1,105,898
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/26	2,720	2,014,650
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/31	5,270	3,120,789
California (State of) Department of Water Resources; Series 2008 H, Power Supply RB (INS–AGM)(b)	5.00%	05/01/22	6,100	6,903,919
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB(c)	5.00%	11/15/36	4,750	5,387,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(d)(e)	5.00%	07/01/27	$1,190	$1,334,121
Series 2012, Water Furnishing RB(d)(e)	5.00%	07/01/30	1,400	1,559,838
Series 2012, Water Furnishing RB(d)(e)	5.00%	07/01/37	3,075	3,362,974
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.00%	11/01/40	3,000	3,345,780
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/44	755	825,170
California (State of);
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	2,410	2,830,400
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/35	4,135	4,826,041
Series 2013, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/37	1,800	2,052,810
California Infrastructure & Economic Development Bank;
Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB(c)(g)(h)	5.00%	01/01/28	10,100	13,097,882
Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB(g)(h)	5.00%	01/01/28	4,500	5,835,690
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(f)	0.00%	08/01/29	1,360	824,962
Dry Creek Joint Elementary School District (Election of 2008-Measure E);
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/43	2,120	616,899
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/44	1,090	295,074
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/45	6,270	1,618,851
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/48	4,610	999,540
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(c)	5.00%	06/01/36	4,440	5,159,724
Eastern Municipal Water District; Series 2006 A, Water & Sewer Revenue COP (INS–NATL)(b)	5.00%	07/01/32	5,000	5,270,900
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/31	4,155	2,176,472
Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/32	3,165	1,569,587
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	3,955	3,852,526
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	4,825	4,084,700
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/30	3,200	3,644,992
Kern (County of) Board of Education; Series 2006 A, Ref. COP (INS–NATL)(b)	5.00%	06/01/31	2,000	2,088,060
Long Beach (City of); Series 1998 A, Ref. Harbor RB (INS–NATL)(b)(d)	6.00%	05/15/18	9,000	10,370,790
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 B, Sub. RB	5.00%	05/15/40	2,000	2,252,740
Los Angeles (City of) Department of Water & Power;
Series 2012 A, Water System RB(c)	5.00%	07/01/43	6,240	7,109,856
Series 2012-B, Waterworks RB(c)	5.00%	07/01/43	9,805	11,130,146
M-S-R Energy Authority; Series 2009 B, Gas RB	6.13%	11/01/29	1,000	1,283,220
Menifee Union School District (Election of 2008);
Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(f)	0.00%	08/01/34	1,665	721,644
Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(f)	0.00%	08/01/35	300	124,548
Moreland School District (Crossover); Series 2006 C, Ref. Unlimited Tax CAB GO Bonds (INS–AMBAC)(b)(f)	0.00%	08/01/29	3,350	1,912,012
Oak Grove School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/28	2,400	1,509,144
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(f)	0.00%	08/01/34	3,825	1,657,831
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(f)	0.00%	08/01/35	4,120	1,676,634
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(f)	0.00%	08/01/36	300	116,340
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(f)	0.00%	08/01/37	1,785	645,081
Poway Unified School District (Election of 2008-School Facilities Improvement District No. 2007-1);
Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/28	7,840	4,871,698
Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/31	8,475	4,607,095
Regents of the University of California; Series 2013 AI, General RB(c)	5.00%	05/15/33	6,000	6,986,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB(g)(h)	5.00%	06/01/16	$2,000	$2,120,280
Series 2006, RB (INS–NATL)(b)	5.00%	12/01/36	655	691,005
Series 2006, Ref. RB(g)(h)	5.00%	06/01/16	2,345	2,486,028
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(f)	0.00%	09/01/30	1,600	926,288
San Juan Unified School District (Election of 2002); Series 2010, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	08/01/30	1,525	1,761,985
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.50%	09/01/32	595	684,922
William S. Hart Union High School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/33	11,350	5,205,564
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(f)	0.00%	08/01/22	525	434,564
				165,886,733

Colorado–3.51%
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(c)	5.50%	01/01/35	8,100	9,690,354
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/41	3,000	3,450,660
Denver (City of) Convention Center Hotel Authority;
Series 2006, Ref. Sr. RB (INS–SGI)(b)	5.00%	12/01/30	4,000	4,130,440
Series 2006, Ref. Sr. RB (INS–SGI)(b)	5.00%	12/01/35	1,500	1,544,685
University of Colorado; Series 2013 A, Enterprise RB(c)	5.00%	06/01/43	7,500	8,513,625
				27,329,764

Connecticut–0.50%
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University);
Series 2007 K-1, RB (INS–NATL)(b)	5.00%	07/01/24	275	307,004
Series 2007 K-1, RB (INS–NATL)(b)	5.00%	07/01/27	1,225	1,359,689
Series 2007 K-2, RB (INS–NATL)(b)	5.00%	07/01/25	2,000	2,228,580
				3,895,273

District of Columbia–6.74%
District of Columbia,
Series 2014 C, Unlimited Tax GO Bonds(c)	5.00%	06/01/34	3,030	3,543,403
Series 2014 C, Unlimited Tax GO Bonds(c)	5.00%	06/01/35	6,060	7,070,747
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/45	1,000	1,027,760
District of Columbia Water & Sewer Authority;
Series 2008 A, Ref. Public Utility Sub. Lien RB(g)(h)	5.00%	10/01/18	2,520	2,887,013
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGC)(b)	5.00%	10/01/29	625	695,856
Series 2013 A, Sub. Lien Public Utility RB(c)	5.00%	10/01/44	6,000	6,834,720
District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(b)	5.00%	02/01/31	7,000	7,224,840
Series 2008 E, Unlimited Tax GO Bonds (INS–BHAC)(b)(c)	5.00%	06/01/26	3,260	3,655,536
Series 2008 E, Unlimited Tax GO Bonds (INS–BHAC)(b)(c)	5.00%	06/01/27	3,260	3,630,010
Series 2008 E, Unlimited Tax GO Bonds (INS–BHAC)(b)(c)	5.00%	06/01/28	6,520	7,240,786
Series 2009 A, Sec. Income Tax RB(c)	5.25%	12/01/27	5,100	5,998,620
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/53	2,510	2,672,874
				52,482,165

Florida–11.20%
Alachua (County of) Health Facilities Authority (Shands Teaching Hospital and Clinics); Series 2014, RB	5.00%	12/01/44	755	848,250
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.13%	11/15/41	1,000	1,167,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Brevard (County of) Health Facilities Authority (Health First, Inc.); Series 2014, Ref. RB	5.00%	04/01/39	$3,500	$3,910,130
Broward (County of) Educational Facilities Authority (Nova Southeastern University); Series 2006, RB (INS–AGC)(b)	5.00%	04/01/31	3,000	3,065,010
Cape Coral (City of);
Series 2011, Ref. Water & Sewer RB (INS–AGM)(b)	5.00%	10/01/41	4,130	4,639,931
Series 2011 A, Ref. Water & Sewer RB (INS–AGM)(b)	5.00%	10/01/31	1,500	1,673,490
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/21	4,890	5,791,912
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB(e)	7.75%	05/15/35	2,250	2,590,807
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/42	1,250	1,458,988
Florida (State of) Mid-Bay Bridge Authority; Series 2008 A, Ref. RB (INS–AGC)(b)	5.00%	10/01/27	3,580	3,928,227
Lakeland (City of) (Lakeland Regional Health Systems); Series 2015, Hospital System RB	5.00%	11/15/45	6,350	6,993,763
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.13%	11/15/32	4,000	4,357,120
Series 2012, RB	5.50%	11/15/32	1,100	1,226,082
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center); Series 2014, Ref. RB	5.00%	11/15/44	820	901,024
Miami Beach (City of); Series 2000, Water & Sewer RB (INS–AMBAC)(b)	5.75%	09/01/25	865	897,723
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	6.00%	07/01/38	2,000	2,309,860
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS–BHAC)(b)	5.50%	04/01/38	1,900	1,997,641
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(b)	5.00%	07/01/35	3,415	3,844,812
Miami-Dade (County of);
Series 2005 A, Sub. Special Obligation RB (INS–NATL)(b)	5.00%	10/01/30	1,000	1,093,210
Series 2010, Water & Sewer System RB (INS–AGC)(b)	5.00%	10/01/39	4,500	5,151,330
Series 2012 A, Ref. Aviation RB(d)	5.00%	10/01/28	2,000	2,266,900
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/32	1,000	1,124,780
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/35	1,575	1,761,370
Orange (County of); Series 2012 B, Ref. Sales Tax RB(c)	5.00%	01/01/31	7,500	8,591,325
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/43	2,030	2,160,874
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 C, Principal Redemption RB	6.00%	06/01/21	325	356,142
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS–BHAC)(b)	5.50%	10/01/23	3,050	3,618,672
Series 2011, Ref. RB(c)	5.00%	10/01/31	2,790	3,229,006
Port St. Lucie (City of); Series 2009, Ref. Utility System RB (INS–AGC)(b)	5.00%	09/01/29	3,000	3,342,540
Sarastota (County of) Public Hospital District (Sarasota Memorial Hospital); Series 2009 B, VRD Ref. RB (LOC-JPMorgan Chase Bank, N.A.)(i)(j)	0.02%	07/01/37	3,000	3,000,000
				87,298,849

Georgia–1.78%
Atlanta (City of); Series 2010 A, General Airport RB (INS–AGM)(b)	5.00%	01/01/35	5,390	6,098,300
Fulton (County of) Development Authority (Georgia Tech Athletic Association); Series 2012, Ref. RB	5.00%	10/01/42	510	570,348
Metropolitan Atlanta Rapid Transit Authority; Series 2007 B, Ref. Third Indenture Sales Tax RB (INS–AGM)(b)	5.00%	07/01/34	3,100	3,373,017
Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	5.25%	10/01/27	2,170	2,455,594
Series 2012 A, RB	5.00%	10/01/32	1,220	1,331,398
				13,828,657

Hawaii–2.66%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group); Series 2013 A, Ref. Special Purpose RB	5.50%	07/01/43	3,000	3,471,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hawaii–(continued)
Hawaii (State of) Department of Budget & Finance (Queens Health System); Series 2015 A, Ref. RB	5.00%	07/01/35	$3,000	$3,449,430
Hawaii (State of) Department of Transportation (Airports Division); Series 2013, Lease Revenue COP(d)	5.00%	08/01/28	1,775	2,012,850
Honolulu (City & County of); Series 2012 A, Unlimited Tax GO Bonds(c)	5.00%	11/01/29	10,000	11,805,200
				20,739,410

Idaho–1.55%
Idaho (State of) Health Facilities Authority (St. Luke’s Regional Medical Center); Series 2010, RB (INS–AGM)(b)	5.00%	07/01/35	5,000	5,568,600
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB (INS–AGC)(b)	5.25%	07/15/24	2,500	2,797,700
Series 2008 A, Grant & RAB (INS–AGC)(b)	5.25%	07/15/25	3,310	3,687,439
				12,053,739

Illinois–15.58%
Bourbonnais (Village of) (Olivet Nazarene University);
Series 2013, Industrial Project RB	5.50%	11/01/42	1,000	1,104,420
Series 2013, Industrial Project RB	5.00%	11/01/44	1,030	1,096,744
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(d)	5.50%	01/01/31	2,280	2,637,732
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/25	1,550	1,812,384
Series 2014 A, Ref. Second Lien RB(d)	5.00%	01/01/41	1,100	1,201,772
Chicago (City of) (O’Hare International Airport); Series 2005 A, Third Lien General Airport RB (INS–NATL)(b)	5.25%	01/01/25	8,000	8,326,000
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(b)	5.25%	06/01/25	775	857,344
Series 2008, Capital Grant Receipts RB (INS–AGC)(b)	5.25%	06/01/26	3,105	3,422,486
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(c)	5.25%	12/01/36	7,490	8,548,487
Series 2014, Sales Tax Receipts RB	5.00%	12/01/44	3,270	3,721,751
Chicago (City of);
Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS–NATL)(b)	5.56%	01/01/21	2,000	2,095,080
Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS–NATL)(b)	5.58%	01/01/22	2,000	2,093,500
Series 2007 A, Ref. Project Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/37	5,705	5,918,652
Series 2008, Ref. Second Lien Water RB (INS–AGM)(b)	5.00%	11/01/27	940	1,044,744
Series 2014, Ref. Motor Fuel Tax RB (INS–AGM)(b)	5.00%	01/01/30	1,000	1,118,050
Series 2014, Second Lien Waterworks RB	5.00%	11/01/44	765	853,151
Cook (County of) Forest Preserve District;
Series 2012 B, Ref. Limited Tax GO Bonds(c)	5.00%	12/15/32	2,460	2,764,868
Series 2012 B, Ref. Limited Tax GO Bonds(c)	5.00%	12/15/37	2,460	2,742,728
DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/24	210	232,121
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/27	1,845	2,027,913
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/28	305	333,984
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/39	1,250	1,337,350
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.50%	05/15/27	2,000	2,165,460
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 B, RB	5.38%	08/15/24	2,100	2,419,053
Series 2009 B, RB	5.75%	08/15/30	2,000	2,335,700
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/33	1,430	1,579,707
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/38	1,240	1,394,578
Illinois (State of) Finance Authority (Swedish American Hospital); Series 2004, RB (INS–AMBAC)(b)	5.00%	11/15/31	3,000	3,005,730
Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2010 A, Ref. RB	5.75%	08/15/29	2,000	2,232,940
Series 2010 A, Ref. RB	6.00%	08/15/38	1,165	1,315,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(c)	5.25%	10/01/52	$3,720	$4,226,069
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 B, Ref. RB (INS–NATL)(b)	5.30%	06/15/18	3,000	3,307,260
Series 2012 B, RB(c)	5.00%	12/15/28	8,625	9,809,644
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS–AGM)(b)	5.25%	06/15/31	1,060	1,209,736
Series 2014, Ref. RB (INS–AGM)(b)	5.25%	06/15/32	965	1,097,195
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(c)	5.00%	01/01/38	12,300	13,824,708
Illinois (State of);
Series 2013, Unlimited Tax GO Bonds (INS–AGM)(b)	5.25%	07/01/29	1,880	2,083,209
Series 2014, Unlimited Tax GO Bonds	5.00%	04/01/30	985	1,067,257
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/33	1,100	1,199,759
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/33	1,000	1,073,750
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/36	1,000	1,066,630
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	4,090	4,816,180
Regional Transportation Authority; Series 1999, Ref. RB (INS–AGM)(b)	5.75%	06/01/21	4,000	4,913,360
				121,434,867

Indiana–3.07%
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, RB(d)	5.25%	09/01/34	765	854,788
Series 2014, RB(d)	5.25%	09/01/40	1,090	1,206,903
Series 2014, RB(d)	5.00%	09/01/46	1,310	1,419,254
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013, Private Activity RB(d)	5.00%	07/01/40	3,365	3,628,816
Series 2013 A, Private Activity RB(d)	5.00%	07/01/35	500	541,050
Series 2013 A, Private Activity RB(d)	5.00%	07/01/48	510	546,975
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	3,325	3,567,193
Indianapolis Local Public Improvement Bond Bank; Series 2013 F, RB(c)	5.00%	02/01/30	9,000	10,336,680
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(d)	6.75%	01/01/34	1,500	1,841,310
				23,942,969

Iowa–2.37%
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(c)(k)	5.00%	06/01/25	5,140	5,915,112
Series 2009 A, Special Obligation RB(c)(k)	5.00%	06/01/26	3,850	4,430,580
Iowa (State of) Finance Authority (Western Home); Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	905	953,526
Iowa (State of);
Series 2001, Vision Special Fund RB (INS–NATL)(b)	5.50%	02/15/19	3,600	4,199,040
Series 2001, Vision Special Fund RB (INS–NATL)(b)	5.50%	02/15/20	2,500	2,983,875
				18,482,133

Kansas–0.87%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	1,510	1,759,286
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/43	1,500	1,647,510
Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2009 A, Utility System Improvement RB (INS–BHAC)(b)	5.25%	09/01/34	3,000	3,392,400
				6,799,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–3.12%
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, Hospital RB	6.00%	06/01/30	$2,500	$2,873,525
Series 2010 B, Ref. Hospital RB	6.38%	03/01/40	1,585	1,833,164
Kentucky (State of) Property & Buildings Commission (No. 108);
Series 2015 A, RB	5.00%	08/01/31	2,290	2,670,667
Series 2015 A, RB	5.00%	08/01/32	3,500	4,068,260
Kentucky (State of) Property & Buildings Commission (No. 93); Series 2009, Ref. RB (INS–AGC)(b)	5.25%	02/01/28	4,000	4,537,520
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, First Tier Toll RB	5.75%	07/01/49	1,000	1,149,160
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, Economic Development Road RB	5.00%	07/01/28	3,140	3,684,350
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, Health System RB	5.50%	10/01/33	3,000	3,447,930
				24,264,576

Louisiana–1.74%
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc.–Housing & Parking); Series 2010, RB (INS–AGM)(b)	5.50%	10/01/35	4,500	5,189,805
New Orleans (City of); Series 2014, Ref. Water RB	5.00%	12/01/44	650	725,439
Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(b)	5.00%	12/01/30	1,000	1,136,030
St. Tammany (Parish of) Public Trust Financing Authority (Christwood); Series 2015, Ref. RB	5.25%	11/15/37	1,850	1,905,925
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/30	745	833,558
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/31	745	829,774
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/32	1,410	1,588,591
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/33	1,190	1,335,037
				13,544,159

Maryland–1.09%
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2015, Ref. RB	5.00%	08/15/38	2,500	2,827,825
Series 2015, Ref. RB	5.00%	08/15/42	5,000	5,628,650
				8,456,475

Massachusetts–3.45%
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(c)	5.50%	11/15/36	15,820	18,358,161
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(c)(g)(h)	5.50%	07/01/18	5,120	5,898,752
Massachusetts (State of) Water Resources Authority; Series 2007 B, Ref. General RB (INS–AGM)(b)	5.25%	08/01/31	2,000	2,604,600
				26,861,513

Michigan–1.53%
Detroit (City of); Series 2006 C, Ref. Second Lien Water Supply System RB (INS–AGM)(b)	5.00%	07/01/26	1,475	1,522,023
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Sewer Disposal Sr. Lien RB	5.00%	07/01/44	1,095	1,158,324
Series 2014 D-4, Ref. Water Supply RB	5.00%	07/01/29	550	607,398
Series 2014 D-6, Ref. Water Supply RB	5.00%	07/01/33	550	598,768
Michigan (State of) Finance Authority (Midmichigan Health); Series 2014, Ref. Hospital RB	5.00%	06/01/39	2,005	2,240,207
Wayne State University Board of Governors;
Series 2008, Ref. General RB (INS–AGM)(b)	5.00%	11/15/25	760	851,109
Series 2008, Ref. General RB (INS–AGM)(b)	5.00%	11/15/29	2,835	3,168,226
Western Michigan University Board of Trustees; Series 2008, General RB (INS–AGM)(b)	5.00%	11/15/23	1,575	1,756,156
				11,902,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–0.65%
Minneapolis (City of) (Fairview Health Services);
Series 2005 D, Health Care System RB (INS–AMBAC)(b)	5.00%	11/15/30	$1,000	$1,018,760
Series 2005 D, Health Care System RB (INS–AMBAC)(b)	5.00%	11/15/34	4,000	4,070,440
				5,089,200

Missouri–1.56%
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/24	825	983,235
Series 2011 A, Ref. RB	5.50%	09/01/25	1,445	1,713,524
Series 2011 A, Ref. RB	5.50%	09/01/27	980	1,144,738
Missouri (State of) Joint Municipal Electric Utility Commission (Plum Point);
Series 2006, Power Project RB(g)(h)	5.00%	01/01/16	2,000	2,081,040
Series 2006, Power Project RB(g)(h)	5.00%	01/01/16	2,500	2,601,300
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	5.00%	09/01/42	2,000	2,127,980
Series 2013 A, Senior Living Facilities RB	5.50%	09/01/33	1,375	1,528,299
				12,180,116

Montana–0.30%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB (INS–AGC)(b)	5.75%	01/01/31	2,000	2,368,040

Nebraska–1.17%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/32	4,690	5,219,876
Douglas (County of) Hospital Authority No. 2 (Madonna Rehabilitation Hospital); Series 2014, RB	5.00%	05/15/44	1,000	1,101,100
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center); Series 2012, Ref. RB	5.00%	11/01/32	2,500	2,783,625
				9,104,601

Nevada–2.73%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB (INS–AGM)(b)	5.25%	07/01/39	2,000	2,267,960
Clark (County of); Series 1992 B, Limited Tax GO Bonds (INS–AMBAC)(b)	6.50%	06/01/17	4,000	4,524,480
Nevada (State of); Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds (INS–AGM)(b)(c)	5.00%	06/01/26	13,000	14,488,760
				21,281,200

New Jersey–4.40%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC- Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,975	2,233,429
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB(d)	5.38%	01/01/43	2,000	2,228,280
New Jersey (State of) Economic Development Authority; SubSeries 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(b)	5.50%	09/01/24	3,390	4,076,305
New Jersey (State of) Educational Facilities Authority (Rowan University); Series 2008 B, Ref. RB (INS–AGC)(b)	5.00%	07/01/26	510	568,997
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 C, Transportation System RB(g)(h)	5.25%	06/15/15	4,000	4,061,880
Series 2006 C, Transportation System CAB RB (INS–AGC)(b)(f)	0.00%	12/15/26	14,305	9,278,223
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.50%	06/01/23	2,175	2,181,873
Series 2007 1A, Asset-Backed RB	4.63%	06/01/26	6,945	6,673,173
Series 2007 1A, Asset-Backed RB	5.00%	06/01/29	3,525	3,016,765
				34,318,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–13.84%
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB(d)(e)	5.00%	01/01/35	$1,600	$1,714,256
Long Island Power Authority;
Series 2011 A, Electric System General RB (INS–AGM)(b)	5.00%	05/01/36	4,955	5,557,330
Series 2014 A, Ref. RB	5.00%	09/01/44	2,870	3,218,188
Metropolitan Transportation Authority;
Series 2010 D, RB	5.00%	11/15/34	3,000	3,392,160
Series 2012 A, Ref. Dedicated Tax Fund RB(c)	5.00%	11/15/27	10,000	12,030,100
New York (City of) Municipal Water Finance Authority;
Series 2005 C, Water & Sewer System RB (INS–NATL)(b)	5.00%	06/15/27	1,000	1,014,780
Series 2012 FF, Water & Sewer System RB(c)	5.00%	06/15/45	10,545	11,826,217
New York (City of) Transitional Finance Authority;
Series 2013, Sub. Future Tax Sec. RB(c)	5.00%	11/01/38	4,500	5,207,130
SubSeries 2012 E-1, Future Tax Sec. RB(c)	5.00%	02/01/37	6,845	7,812,678
SubSeries 2013 I, Future Tax Sec. RB	5.00%	05/01/38	1,465	1,683,475
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/28	2,900	3,750,628
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/29	2,455	3,204,266
New York (State of) Dormitory Authority (Mental Health Services);
Series 2007, RB (INS–AGM)(b)	5.00%	02/15/27	50	53,922
Series 2007 F, RB(g)(h)	5.00%	02/15/17	450	489,672
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS–NATL)(b)	5.00%	08/01/29	2,000	2,007,920
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(b)	5.50%	07/01/31	1,040	1,346,883
New York (State of) Dormitory Authority;
Series 2004 A, Hospital Insured Mortgage RB (INS–AGM)(b)	5.25%	08/15/19	1,100	1,105,753
Series 2013 A, General Purpose Personal Income Tax RB	5.00%	02/15/37	1,000	1,142,680
Series 2014 C, Personal Income Tax RB(c)	5.00%	03/15/40	4,840	5,546,398
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1996, Gas Facilities RB (INS–NATL)(b)	5.50%	01/01/21	5,000	5,021,600
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB	5.00%	03/15/25	1,725	1,982,077
New York (State of) Thruway Authority; Series 2011 A-1, Second General Highway & Bridge Trust Fund RB(c)	5.00%	04/01/29	4,545	5,276,336
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, Restructuring RB(c)	5.00%	12/15/31	10,000	11,893,900
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB(e)	5.00%	11/15/44	5,685	5,997,959
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 1, Ref. Liberty RB(c)	5.00%	09/15/40	4,900	5,608,883
				107,885,191

North Carolina–1.03%
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2012 A, Health Care Facilities RB(c)	5.00%	06/01/42	4,890	5,554,404
North Carolina (State of) Medical Care Commission (Vidant Health); Series 2012 A, Ref. Heath Care Facilities RB	5.00%	06/01/36	2,250	2,492,775
				8,047,179

Ohio–3.30%
Allen (County of) (Catholic Health Partners); Series 2012 A, Ref. Hospital Facilities RB	5.00%	05/01/42	3,300	3,640,263
American Municipal Power, Inc. (Prairie State Energy Campus); Series 2008 A, RB (INS–AGC)(b)(c)	5.25%	02/15/33	2,500	2,757,525
American Municipal Power, Inc.; Series 2015 A, Ref. RB	5.00%	02/15/39	1,230	1,394,205
Cleveland (City of);
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(b)(f)	0.00%	11/15/26	3,545	2,394,010
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(b)(f)	0.00%	11/15/28	3,845	2,371,288
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(b)(f)	0.00%	11/15/38	2,800	1,007,888
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(e)	6.50%	01/01/34	1,000	1,077,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/33	$2,000	$1,825,020
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/42	3,000	3,378,540
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 A, RB	5.70%	08/01/20	1,350	1,567,971
Ohio (State of) Higher Educational Facility Commission (Summa Health System); Series 2010, Hospital Facilities RB	5.75%	11/15/35	2,000	2,224,340
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(g)	5.88%	06/01/16	1,980	2,099,552
				25,738,512

Oregon–0.60%
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.00%	05/01/40	1,570	1,735,038
Oregon (State of) Department of Administrative Services;
Series 2005 B, COP(g)(h)	5.00%	11/01/15	1,120	1,156,893
Series 2005 B, COP(g)(h)	5.00%	11/01/15	1,685	1,740,504
				4,632,435

Pennsylvania–2.28%
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2006 B, Ref. RB(g)	3.50%	06/01/20	2,000	2,080,920
Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(b)(d)	5.00%	11/01/37	3,500	3,588,340
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB(g)	3.70%	05/01/15	4,000	4,025,400
Pennsylvania (State of) Turnpike Commission; SubSeries 2014 A-2, Sub. Conv. CAB RB(l)	5.13%	12/01/39	1,500	1,052,370
Philadelphia (City of); Series 2009 B, Limited Tax GO Bonds(g)(h)	7.13%	07/15/16	1,750	1,914,115
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(b)	5.13%	09/01/23	4,500	5,080,140
				17,741,285

Puerto Rico–0.28%
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds	8.00%	07/01/35	2,645	2,210,321

South Carolina–2.44%
Piedmont Municipal Power Agency; Series 2011 C, Ref. Electric RB (INS–AGC)(b)	5.75%	01/01/34	7,410	8,680,741
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/30	4,450	5,124,442
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2006 A, RB(g)(h)	5.00%	01/01/16	5,000	5,203,450
				19,008,633

Tennessee–0.51%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2012, Hospital RB	5.00%	08/15/42	1,000	1,093,330
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment); Series 2011 B, Sub. RB (INS–AGM)(b)	5.25%	11/01/30	2,475	2,876,742
				3,970,072

Texas–15.13%
Alamo Community College District; Series 2012, Ref. Limited Tax GO Bonds(c)	5.00%	08/15/34	4,895	5,605,362
Amarillo Health Facilities Corp. (Baptist St. Anthony’s Hospital Corp.);
Series 1998, RB(h)	5.50%	01/01/16	3,020	3,154,058
Series 1998, RB(h)	5.50%	01/01/17	5,075	5,533,882
Austin (City of);
Series 2012, Ref. Water & Wastewater System RB	5.00%	11/15/42	1,490	1,701,565
Series 2013 A, Ref. Water & Wastewater System RB	5.00%	11/15/43	1,000	1,135,290
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	2,000	2,338,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP– Texas Permanent School Fund)	5.00%	02/15/27	$2,285	$2,524,742
Harris (County of) Metropolitan Transit Authority;
Series 2011 A, Sales & Use Tax RB(c)	5.00%	11/01/36	3,305	3,774,773
Series 2011 A, Sales & Use Tax RB(c)	5.00%	11/01/41	3,000	3,391,920
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(b)	5.25%	11/15/24	2,160	2,436,696
Harris County Health Facilities Development Corp. (Texas Medical Center Central Heating and Cooling Services Corp.); Series 2008, Thermal Utility RB (INS–AGC)(b)	5.00%	11/15/27	1,840	2,049,318
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(b)(f)	0.00%	09/01/26	3,975	2,675,652
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(b)(f)	0.00%	09/01/27	5,015	3,177,203
Houston Community College System;
Series 2008, Sr. Lien Student Fee RB (INS–AGM)(b)	5.00%	04/15/25	1,910	2,134,673
Series 2008, Sr. Lien Student Fee RB (INS–AGM)(b)	5.00%	04/15/26	1,330	1,473,866
Series 2008, Sr. Lien Student Fee RB (INS–AGM)(b)	4.50%	04/15/27	225	244,294
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2012 A, RB	5.00%	02/15/42	2,700	2,913,624
Humble Independent School District; Series 2008 A, School Building Unlimited Tax GO Bonds (INS–AGC)(b)	5.00%	02/15/26	285	317,102
Lower Colorado River Authority;
Series 2001, Ref. RB (INS–AGM)(b)	5.00%	05/15/26	965	968,358
Series 2002, Ref. & Improvement RB (INS–NATL)(b)	5.00%	05/15/31	6,515	6,537,802
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB(g)(h)	6.25%	02/15/19	1,450	1,745,960
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/43	1,000	1,132,300
North Texas Tollway Authority;
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(b)(f)	0.00%	01/01/28	16,400	10,067,960
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(b)(f)	0.00%	01/01/29	2,725	1,601,810
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(b)(f)	0.00%	01/01/31	3,550	1,899,818
San Antonio (City of); Series 2013, Jr. Lien Electric & Gas Systems RB	5.00%	02/01/38	2,405	2,714,932
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS–AGM)(b)	5.00%	10/01/32	2,265	2,520,741
Series 2011, Special Project RB (INS–AGM)(b)	5.00%	10/01/37	2,475	2,729,826
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB(f)	0.00%	08/15/36	3,075	1,204,970
Series 2015 B, Ref. CAB RB(f)	0.00%	08/15/37	4,010	1,500,823
Series 2015 C, Ref. Sub. RB	5.00%	08/15/42	2,850	3,138,819
Texas (State of) Transportation Commission; Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	1,000	1,108,890
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB (INS–BHAC)(b)(f)	0.00%	08/15/27	7,000	4,649,050
Series 2015 C, Ref. Sub. RB	5.00%	08/15/33	5,000	5,587,050
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	5,370	6,698,592
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/28	3,025	3,380,377
Series 2012, Gas Supply RB	5.00%	12/15/29	2,000	2,229,140
Series 2012, Gas Supply RB	5.00%	12/15/31	1,200	1,329,648
Series 2012, Gas Supply RB	5.00%	12/15/32	1,125	1,238,456
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(d)	7.00%	12/31/38	1,250	1,562,825
University of Houston; Series 2008, Ref. Consolidated RB (INS–AGM)(b)(c)	5.00%	02/15/33	2,500	2,750,200
Victoria Independent School District;
Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/24	1,920	2,136,269
Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/25	815	905,791
				117,923,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–1.50%
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB(c)(g)(h)	5.00%	06/15/18	$10,325	$11,717,430

Virgin Islands–0.35%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	2,500	2,746,225

Virginia–2.52%
Richmond (City of) Metropolitan Authority; Series 2002, Ref. Expressway RB (INS–NATL)(b)	5.25%	07/15/22	3,000	3,408,450
Roanoke (City of) Economic Development Authority (Carilion Clinic Obligated Group); Series 2010, Ref. Hospital RB	5.00%	07/01/33	2,500	2,802,800
Roanoke (City of) Industrial Development Authority (Carilion Health System);
Series 2005, Hospital RB(g)(h)	5.00%	07/01/20	35	41,705
Series 2005 B, Hospital RB (INS–AGM)(b)	5.00%	07/01/38	2,365	2,632,695
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(d)	6.00%	01/01/37	855	996,545
Series 2012, Sr. Lien RB(d)	5.50%	01/01/42	3,355	3,688,017
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(d)	5.00%	07/01/34	3,855	4,150,563
Series 2012, Sr. Lien RB(d)	5.00%	01/01/40	1,810	1,937,478
				19,658,253

Washington–5.46%
Cowlitz (County of) Public Utility District No. 1; Series 2006, Production System RB (INS–NATL)(b)	5.00%	09/01/31	10,000	10,582,200
Seattle (Port of); Series 2012 A, Ref. Intermediate Lien RB	5.00%	08/01/32	2,500	2,864,675
Spokane County School District No. 81; Series 2005, Unlimited Tax GO Bonds(g)(h)	5.13%	06/01/15	2,500	2,532,850
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.25%	06/01/31	1,900	2,113,389
Washington (State of);
Series 2004 F, Motor Vehicle Fuel Unlimited Tax CAB GO Bonds (INS–AMBAC)(b)(f)	0.00%	12/01/29	5,100	3,317,295
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(c)	5.00%	08/01/29	8,995	10,306,201
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(c)	5.00%	08/01/30	9,460	10,821,483
				42,538,093

West Virginia–0.57%
West Virginia (State of) Economic Development Authority (Appalachian Power Co.–Amos); Series 2010 A, Ref. Solid Waste Disposal Facilities RB	5.38%	12/01/38	4,000	4,415,440

Wisconsin–1.77%
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/39	5,000	5,495,450
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.50%	05/01/34	2,000	2,114,960
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.50%	04/01/32	1,155	1,226,506
Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	4,235	4,988,152
				13,825,068
TOTAL INVESTMENTS(m)–151.53% (Cost $1,070,976,703)				1,180,857,014
FLOATING RATE NOTE OBLIGATIONS–(27.56)%
Notes with interest and fee rates ranging from 0.54% to 0.85% at 02/28/15 and contractual maturities of collateral ranging from 06/01/25 to 10/01/52 (See Note 1J)(n)				(214,795,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(24.78)%				(193,080,566)
OTHER ASSETS LESS LIABILITIES–0.81%				6,348,716
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$779,330,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Value Municipal Income Trust

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
FTA	– Federal Transit Administration
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Underlying security related to TOB Trusts entered into by the Trust. See Note 1J.
(d)	Security subject to the alternative minimum tax.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $18,131,851, which represented 2.33% of the Trust’s Net Assets.
(f)	Zero coupon bond issued at a discount.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $6,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(l)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	12.6%
National Public Finance Guarantee Corp.	7.8
Assured Guaranty Corp.	6.7

(n)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2015. At February 28, 2015, the Trust’s investments with a value of $374,664,540 are held by TOB Trusts and serve as collateral for the $214,795,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Value Municipal Income Trust

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $1,070,976,703)	$1,180,857,014
Receivable for:
Interest	11,847,994
Investment for trustee deferred compensation and retirement plans	121,282
Deferred offering costs	17,644
Total assets	1,192,843,934

Liabilities:
Floating rate note obligations	214,795,000
Variable rate muni term preferred shares ($0.01 par value, 1,931 shares issued with liquidation preference of $100,000 per share)	193,080,566
Payable for:
Amount due custodian	4,970,994
Dividends	65,299
Accrued fees to affiliates	23,581
Accrued interest expense	147,285
Accrued trustees’ and officers’ fees and benefits	4,533
Accrued other operating expenses	63,767
Trustee deferred compensation and retirement plans	362,745
Total liabilities	413,513,770
Net assets applicable to common shares	$779,330,164

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$692,385,405
Undistributed net investment income	657,911
Undistributed net realized gain (loss)	(23,593,463)
Net unrealized appreciation	109,880,311
$779,330,164

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	47,032,568
Net asset value per common share	$16.57
Market value per common share	$16.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Value Municipal Income Trust

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$47,531,816

Expenses:
Advisory fees	6,106,366
Administrative services fees	180,120
Custodian fees	20,958
Interest, facilities and maintenance fees	2,993,104
Transfer agent fees	12,900
Trustees’ and officers’ fees and benefits	43,497
Other	384,914
Total expenses	9,741,859
Less: Fees waived	(2,820,703)
Net expenses	6,921,156
Net investment income	40,610,660

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(1,311,107)
Change in net unrealized appreciation of investment securities	52,367,321
Net realized and unrealized gain	51,056,214
Net increase in net assets from operations applicable to common shares	$91,666,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Value Municipal Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$40,610,660	$40,491,450
Net realized gain (loss)	(1,311,107)	(8,654,786)
Change in net unrealized appreciation (depreciation)	52,367,321	(48,415,178)
Net increase (decrease) in net assets resulting from operations	91,666,874	(16,578,514)
Distributions to shareholders from net investment income	(42,090,341)	(42,325,158)
Increase from transactions in common shares of beneficial interest	78,656	—
Net increase (decrease) in net assets applicable to common shares	49,655,189	(58,903,672)

Net assets applicable to common shares:
Beginning of year	729,674,975	788,578,647
End of year (includes undistributed net investment income of $657,911 and $1,945,975, respectively)	$779,330,164	$729,674,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Value Municipal Income Trust

Statement of Cash Flows

For the year ended February 28, 2015

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations applicable to common shares	$91,666,874

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(200,771,491)
Net purchases of short-term investments	(1,015,000)
Proceeds from sales of investments	125,832,763
Amortization of premium and deferred offering costs	4,228,277
Accretion of discount	(3,609,990)
Increase in receivables and other assets	(386,995)
Increase in accrued expenses and other payables	32,332
Net realized loss from investment securities	1,311,107
Net change in unrealized appreciation on investment securities	(52,367,321)
Net cash provided by (used in) operating activities	(35,079,444)

Cash provided by financing activities:
Dividends paid to common shareholders from net investment income	(42,020,342)
Increase in payable for amount due custodian	4,739,786
Increase in VMTP Shares, at liquidation value	50,000,000
Net payments for floating rate note obligations	22,360,000
Net cash provided by financing activities	35,079,444
Net increase in cash and cash equivalents	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,881,222

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Value Municipal Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide current income which is exempt from federal income tax.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

24                         Invesco Value Municipal Income Trust

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

25                         Invesco Value Municipal Income Trust

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses.

The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB Trust programs. The Trust expects to utilize a Volcker Rule-compliant TOB structure that is substantially similar to the current structure where the residual holder, such as the Trust, would serve as sponsor of the TOB Trust. There currently can be no assurances however, that the Trust’s TOB Trusts can be restructured this way or that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average weekly managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2015, the Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 0.70%. For the period November 1, 2014 through December 31, 2014, the Adviser had voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 0.46%. Prior to November 1, 2014, the fee waiver agreement was a contractual arrangement that could not be terminated during its term. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. This agreement may be discontinued at any time without notice to shareholders.

For the year ended February 28, 2015, the Adviser waived advisory fees of $2,820,703.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2015, expenses incurred under these agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

26                         Invesco Value Municipal Income Trust

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2015, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2015 were $204,381,923 and 0.60%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income — tax exempt income	$42,090,341	$42,325,158
Ordinary income — tax-exempt VMTP Shares	1,672,809	1,691,638
Total distributions	$43,763,150	$44,016,796

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$60,915
Net unrealized appreciation — investments	109,011,418
Temporary book/tax differences	(353,425)
Capital loss carryforward	(21,774,149)
Shares of beneficial interest	692,385,405
Total net assets	$779,330,164

27                         Invesco Value Municipal Income Trust

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$6,092,588	$—	$6,092,588
February 28, 2017	3,917,528	—	3,917,528
February 28, 2018	1,711,112	—	1,711,112
Not subject to expiration	3,595,152	6,457,769	10,052,921
	$15,316,380	$6,457,769	$21,774,149

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2015 was $198,370,080 and $125,832,763, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$112,256,418
Aggregate unrealized (depreciation) of investment securities	(3,245,000)
Net unrealized appreciation of investment securities	$109,011,418

Cost of investments for tax purposes is $1,071,845,596.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of interest expense for VMTP shares, on February 28, 2015, undistributed net investment income was increased by $191,617, undistributed net realized gain (loss) was increased by $6,180 and shares of beneficial interest was decreased by $197,797. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	2015	2014
Beginning shares	47,027,949	47,027,949
Shares issued through dividend reinvestment	4,619	—
Ending shares	47,032,568	47,027,949

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10—Variable Rate Muni Term Preferred Shares

On May 9, 2012, the Trust issued 712 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 9, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). In addition, the Trust issued 719 Series 2015/6-IIM VMTP Shares in connection with the reorganization of the Target Trusts into the Trust with a liquidation preference of $100,000 per share. On February 2, 2015, the Trust issued 500 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. On December 5, 2014, the Trust extended the term of the VMTP shares. The Trust is required to redeem all outstanding and VMTP Shares on December 1, 2017, unless earlier

28                         Invesco Value Municipal Income Trust

redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the original 3 year life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Effective February 2, 2015, subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1.00% to 4.00% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2015 were $146,798,630 and 1.14%, respectively.

The Trust utilizes the VMTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VMTPS Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VMTPS Shares remain unchanged. Fluctuations in the dividend rates on the VMTPS Shares can also impact the Trust’s yield or its distributions to common shareholders.

The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation preference.

The liquidation preference of VMTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 11—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2015:

Declaration Date	Amount per Share	Record Date	Payable Date
March 2, 2015	$0.07	March 13, 2015	March 31, 2015
April 1, 2015	$0.07	April 13, 2015	April 30, 2015

29                         Invesco Value Municipal Income Trust

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,				Year ended February 29, 2012		Four months ended February 28, 2011		Year ended October 31, 2010
	2015		2014	2013
Net asset value per common share, beginning of period	$15.52		$16.77	$16.28	$14.10		$15.46		$14.65
Net investment income(a)	0.86		0.86	0.85	0.89		0.27		0.93
Net gains (losses) on securities (both realized and unrealized)	1.09		(1.21)	0.54	2.19		(1.33)		0.77
Distributions paid to preferred shareholders from:
Dividends from net investment income	N/A		N/A	(0.00)	(0.01)		(0.01)		(0.02)
Total from investment operations	1.95		(0.35)	1.39	3.07		(1.07)		1.68
Less dividends paid to common shareholders from net investment income	(0.90)		(0.90)	(0.90)	(0.89)		(0.29)		(0.87)
Net asset value per common share, end of period	$16.57		$15.52	$16.77	$16.28		$14.10		$15.46
Market value per common share, end of period	$16.04		$14.36	$16.03	$17.16		$13.15		$15.32
Total return at net asset value(b)	13.14%		(1.47)%	8.78%	22.44%		(6.82)%		12.05%
Total return at market value(c)	18.37%		(4.62)%	(1.35)%	38.39%		(12.30)%		21.39%
Net assets applicable to common shares, end of period (000’s omitted)	$779,330		$729,675	$788,579	$336,854		$291,856		$320,035
Portfolio turnover rate(d)	11%		20%	22%	13%		3%		7%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.91	%(e)	0.96%	0.98%	1.03	%(f)	1.38	%(f)(g)(h)	0.88	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(i)	0.52	%(e)	0.47%	0.57%	0.78	%(f)	1.14	%(f)(g)(h)	0.68	%(f)
Without fee waivers and/or expense reimbursements	1.28	%(e)	1.40%	1.20%	1.03	%(f)	1.38	%(f)(h)	—
Ratio of net investment income before preferred share dividends	5.33	%(e)	5.60%	5.09%	5.85%		5.81	%(h)	6.15%
Preferred share dividends	N/A		N/A	0.01%	0.06%		0.12	%(h)	0.11%
Ratio of net investment income after preferred share dividends	5.33	%(e)	5.60%	5.08%	5.79%		5.69	%(h)	6.04%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)(j)	$193,100		$143,100	$143,100	$71,200		$82,050
Asset coverage per preferred share(j)(k)	$503,579		$609,811	$650,892	$286,555		$227,853		490%
Liquidating preference per preferred share(j)	$100,000		$100,000	$100,000	$50,000		$50,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable. For the year ending February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $447,993,039 and sold of $32,622,675 in effort to realign the Trust’s portfolio holdings after the reorganization of Invesco Value Municipal Bond Trust, Invesco Value Municipal Securities and Invesco Value Municipal Trust into the Trust.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $761,389.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Ratio includes an adjustment for a change in accounting estimate for professional services fees during the period. Ratios excluding this adjustment would have been lower by 0.14%.
(h)	Annualized.
(i)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(j)	For the years ended February 29, 2012 and prior, amounts are based on ARPS outstanding.
(k)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by preferred shares outstanding. For periods prior to February 28, 2011, calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by preferred shares at liquidation value.
N/A	= Not Applicable

30                         Invesco Value Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Value Municipal Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Municipal Income Trust (hereafter referred to as the “Trust”) at February 28, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

31                         Invesco Value Municipal Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

32                         Invesco Value Municipal Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Value Municipal Income Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06590                    MS-CE-VMINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll and Raymond Stickel, Jr. David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, and Raymond Stickel, Jr. are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$40,900	N/A	$39,100	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$7,043	0%	$35,565	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$47,943	0%	$74,665	0%

(g) PWC billed the Registrant aggregate non-audit fees of $7,043 for the fiscal year ended 2015, and $35,565 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,694 for the fiscal year ended February 28, 2015, and $1,645,309 for the fiscal year ended February 28, 2014 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, Raymond Stickel, Jr. and Suzanne H. Woolsey.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	October 21, 2014
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 21, 2014

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

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The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

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If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or

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nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

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III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

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D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate

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governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

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A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	William Black, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 1998 to 2010, Mr. Black was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Thomas Byron, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Mark Paris, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, Mr. Paris was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	James Phillips, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 1991 to 2010, Mr. Phillips was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity

•	Julius Williams, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 2000 to 2010, Mr. Williams was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2015 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Value Municipal Income Trust
William Black	None	N/A	$500,001 - $1,000,000
Thomas Byron	None	N/A	$100,001 - $500,000
Mark Paris	None	N/A	$500,001 - $1,000,000
James Phillips	None	N/A	$100,001 - $500,000
Robert Stryker	None	N/A	$100,001 - $500,000
Julius Williams	None	N/A	$100,001 - $500,000
Robert Wimmel	None	N/A	$100,001 - $500,000

Assets Managed

The following information is as of February 28, 2015 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Value Municipal Income Trust
William Black	15	$16,035.5	None	None	None	None
Thomas Byron	16	$16,037.1	None	None	None	None
Mark Paris	15	$16,035.5	None	None	None	None
James Phillips	15	$16,035.5	None	None	None	None
Robert Stryker	16	$16,037.1	None	None	None	None
Julius Williams	16	$16,037.1	None	None	None	None
Robert Wimmel	16	$16,037.1	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of Investments in Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[4]
Invesc[5] Invesco Deutschland Invesco Hong Kong[5] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.
Invesco- Invesco Real Estate[5],[6] Invesco Senior Secured5,[7]	Not applicable
Invesco Canada[5]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.
Invesco Japan[8]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

[4]	Rolling time periods based on calendar year-end.
[5]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[6]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[7]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[8]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Value Municipal Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 8, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.